SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2001

EQUITY OFFICE PROPERTIES TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-13115 (Commission File Number)	36-4151656 (IRS Employer Identification No.)

Two North Riverside Plaza, Suite 2100, Chicago, Illinois (Address of Principal Executive Offices)	60606 (Zip Code)

(312) 466-3300
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.

      The following information is included in a presentation made on behalf of Equity Office Properties Trust by Richard Kincaid, Executive Vice President and Chief Financial Officer of Equity Office, at the Credit Suisse First Boston Annual REIT Conference held today (February 27, 2001):

•	Total 2001 estimated revenue for Equity Office on a stand-alone basis of $2.7 billion.

•	Projected same store growth (GAAP Net Operating Income) for Equity Office for 2001 ranging from 8%-10%.

•	Certain top 10 combined company (Equity Office and Spieker Properties, Inc.) market information, as follows:

		Pre-Merger			Post-Merger

Ranking by Post-Merger NOI	Sq. Ft. (in thousands)	% of NOI	Market Rank by Sq. Ft.	Sq. Ft. (in thousands)	% of NOI	Market Rank by Sq. Ft

Boston	13,038	16.8	1st	13,038	13.5	1st

San Francisco	6,635	9.8	1st	8,915	11.5	1st

Silicon Valley	2,724	4.4	5th	6,803	8.2	1st

Seattle	7,566	7.5	1st	10,363	8.0	1st

Chicago	11,190	9.8	1st	11,190	7.9	1st

New York	4,986	8.4	9th	4,986	6.7	9th

Washington, D.C.	5,769	7.5	2nd	5,769	6.0	2nd

Los Angeles	4,253	4.1	4th	7,040	4.9	2nd

Atlanta	7,833	6.4	1st	7,833	5.1	1st

Orange County	1,956	1.8	5th	6,188	3.0	2nd
Total	65,951	76.5		82,126	75.5

•	Certain key financial ratios, as follows:

Estimated Pro Forma
Combined Company (Equity
Office and Spieker)

Actual
	12-31-00	9-30-01	12-31-01

Unencumbered Property Value/Unsecured Debt	2.0x	2.1x	2.1x

Unencumbered Income/Unsecured Debt Service	2.7x	2.8x	3.0x

•	Estimated below-market rent for the combined company (Equity Office and Spieker), as follows:

-- in-place rent of $27.76;

-- market rent of $37.26;

-- resulting in a potential NOI impact of $1.187 billion, or $2.50 per share post-merger, if all leases were at market rents.

•	Updated guidance for Funds from Operations (“FFO”) per share, as follows:

-- $2.86 for 2000 (Equity Office);

-- range of $3.17-$3.22 for 2001 (Equity Office and Spieker on a combined basis);

-- range of $3.57-$3.62 for 2002 (Equity Office and Spieker on a combined basis); and

-- average FFO per share growth 3-5 years of 10%-13%.

      The matters discussed in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Equity Office believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Many of the factors that will determine actual results are beyond Equity Office’s ability to control or predict. Factors that could cause actual results to differ materially from current expectations include, among others, changes in macro-economic conditions, including changes in economic conditions affecting industries in which the principal tenants of Equity Office and Spieker compete; the ability to timely lease or re-lease square footage at current or anticipated rents; the ability to achieve economies of scale over time; the demand for tenant services beyond those traditionally provided by landlords; changes in interest rates; changes in operating costs; future demand for debt and equity securities of Equity Office; the ability to complete current and future development projects on time and on schedule; demand for office space in California and the other West Coast markets in which Spieker has a substantial presence; the continuing financial success of Equity Office’s and Spieker’s current and prospective tenants; Equity Office’s ability to merge successfully the operations of Spieker Properties into Equity Office; continuing supply constraints in Spieker’s current markets; and other risks, which are described in Equity Office’s Form 10-K and other reports from time to time filed by Equity Office with the Securities and Exchange Commission. Equity Office assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

      By including any information in this Current Report on Form 8-K, Equity Office does not acknowledge that disclosure of such information is required by Regulation FD or that the information is material or was non-public before the disclosure.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY OFFICE PROPERTIES TRUST

	By:	/s/ Stanley M. Stevens

Stanley M. Stevens Executive Vice President, Chief Legal Counsel and Secretary

Date: February 27, 2001

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